Exhibit 10.3

SEVENTH AMENDMENT

THIS SEVENTH AMENDMENT dated as of August 31, 2012 (this “Amendment”) amends the Reimbursement Agreement dated as of September 8, 2006 (as previously amended, the “Reimbursement Agreement”) between Williams-Sonoma, Inc. (the “Parent”) and U.S. Bank National Association (the “Bank”). Capitalized terms used but not defined herein have the respective meanings given to them in the Reimbursement Agreement.

WHEREAS, the Parent and the Bank have entered into the Reimbursement Agreement; and

WHEREAS, the Parent and the Bank desire to amend the Reimbursement Agreement as more fully set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1  Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 3, the Reimbursement Agreement is amended as follows:

(a)    The definition of “Domestic Subsidiary” is amended in its entirety to read as follows:

“Domestic Subsidiary” means any Subsidiary of the Parent that is organized under the laws of any political subdivision of the United States, other than any such Subsidiary substantially all of the assets of which consist of stock of one or more Subsidiaries that are “controlled foreign corporations” within the meaning of Section 957 of the Code.

(b)    The definition of “Maturity Date” is amended in its entirety to read as follows:

“Maturity Date” means August 30, 2013.

(c)    Section 4.1 is amended by replacing the reference to “$75,000,000” in the last sentence thereof with “$100,000,000”.

(d)    Section 5.2(d) is amended by replacing the reference to “January 30, 2011” with “January 29, 2012”.

(e)    Section 6.2 is amended by (i) replacing the reference to “February 2, 2003, February 1, 2004, January 30, 2005, January 29, 2006, January 28, 2007, February 3, 2008, February 1, 2009, January 31, 2010 and January 30, 2011” with “February 2, 2003, February 1, 2004, January 30, 2005, January 29, 2006, January 28, 2007, February 3, 2008, February 1, 2009, January 31, 2010, January 31, 2011 and January 29, 2012” and (ii) replacing the reference to “January 30, 2011” in the third and fourth sentence thereof with “January 29, 2012”.

SECTION 2  Representations and Warranties.  The Parent represents and warrants to the Bank that, after giving effect to the effectiveness hereof:

(a)    each representation and warranty set forth in Article 6 of the Reimbursement Agreement, as amended hereby, is true and correct in all material respects as of the date of the execution and delivery of this Amendment by the Parent, with the same effect as if made on such date, except to the extent any such representation or warranty relates specifically to another date (in which case it was true and correct in all material respects as of such other date);

(b)    the Parent has the power and authority to execute, deliver, and perform its obligations under this Amendment;

(c)    no Default exists; and

(d)    there has not occurred a material adverse change since January 29, 2012 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise), or prospects of the Parent (individually) or the Parent and its Subsidiaries (taken as a whole).

SECTION 3  Effectiveness.  The amendments set forth herein shall become effective as of the date first written above when the Bank has received the following:

(a)    a counterpart of this Amendment executed by the Parent;

(b)    a Confirmation, substantially in the form of Exhibit A, executed by each Subsidiary Guarantor;

(c)    evidence that the Parent has paid all accrued and invoiced Attorney Costs of the Bank in connection with this Amendment;

(d)    an incumbency certificate of the Parent and each Subsidiary Guarantor in form and substance reasonably acceptable to the Bank;

(e)    evidence that the Board of Directors of the Parent has authorized the execution and delivery of this Amendment and the performance of the Reimbursement Agreement as amended hereby; and

(f)     such other documents as the Bank may reasonably request.

SECTION 4  Miscellaneous.

4.1    Continuing Effectiveness, etc. As amended hereby, the Reimbursement Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Reimbursement Agreement and the other Transaction Documents to “Reimbursement Agreement” or similar terms shall refer to the Reimbursement Agreement as amended hereby.

4.2    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment. Delivery of a counterpart hereof, or an executed signature hereto, by facsimile or by e-mail (in pdf or similar format) shall be effective as delivery of a manually-executed counterpart hereof.

4.3    Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

4.4    Successors and Assigns. This Amendment shall be binding upon the Parent and the Bank and their respective successors and assigns, and shall inure to the benefit of the Parent and the Bank and the successors and assigns of the Bank.

[SIGNATURES BEGIN ON NEXT PAGE]

Delivered as of the day and year first above written.

WILLIAMS-SONOMA, INC.

By:	/s/ Julie P. Whalen
Name: Julie P. Whalen
Title: Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Conan Schleicher
Conan Schleicher
Vice President

EXHIBIT A

FORM OF CONFIRMATION

Dated as of August 31, 2012

To:   U.S. Bank National Association

Please refer to (a) the Reimbursement Agreement (as amended prior to the date hereof, the “Reimbursement Agreement”) dated as of September 8, 2006 between Williams-Sonoma, Inc. (the “Parent”) and U.S. Bank National Association (the “Bank”), (b) the Guaranty Agreement dated as of September 8, 2006 executed by certain of the undersigned, together with the Joinder Agreement relating thereto dated as of September 2, 2011 executed by certain of the undersigned and the Joinder Agreement relating thereto dated as of June 22, 2012 executed by certain of the undersigned (collectively, the “Subsidiary Guaranty”), and (c) the Seventh Amendment dated as of the date hereof to the Reimbursement Agreement (the “Amendment”).

Each of the undersigned hereby confirms to the Bank that, after giving effect to the Amendment and the transactions contemplated thereby, the Subsidiary Guaranty continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors’ rights and general principles of equity.

WILLIAMS-SONOMA STORES, INC.

WILLIAMS-SONOMA DIRECT, INC.

WILLIAMS-SONOMA RETAIL SERVICES, INC.

WILLIAMS-SONOMA DTC, INC.

WILLIAMS-SONOMA GIFT MANAGEMENT, INC.

SUTTER STREET MANUFACTURING, INC.

WILLIAMS-SONOMA ADVERTISING, INC.

WILLIAMS-SONOMA DTC TEXAS, INC.

REJUVENATION, INC.

By:
Name: Julie P. Whalen
Title: Chief Financial Officer